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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference of our reports dated February 7, 1995, with respect to the consolidated financial statements and schedule of Time Warner Inc. and Time Warner Entertainment Company, L.P. ("TWE") included in this Annual Report on Form 10-K for the year ended December 31, 1994, and our report dated March 3, 1995, with respect to the combined financial statements of the Time Warner Service Partnerships included in TWE's Annual Report on Form 10-K for the year ended December 31, 1994, incorporated by reference in this Annual Report on Form 10-K for the year ended December 31, 1994, in each of the following:

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
 1.  Post-Effective Amendment No. 2 to Registration Statements No. 33-11031 and No. 2-76753
     on Form S-8;

 2.  Post-Effective Amendment No. 4 on Form S-3 to Registration Statement No. 2-75960 on
     Form S-16 and Post-Effective Amendment No. 1 on Form S-3 to Registration Statement No. 33-
     58262 on Form S-3;

 3.  Registration Statements No. 33-20883 and No. 33-35945 on Form S-8;

 4.  Post-Effective Amendment No. 8 to Registration Statements No. 2-62477 and No. 2-67216
     on Form S-8;

 5.  Registration Statements No. 33-37929 and No. 33-47152 on Form S-8;

 6.  Post-Effective Amendment No. 2 to Registration Statement No. 33-16507 on Form S-8 and
     Registration Statement No. 33-48381 on Form S-8;

 7.  Post-Effective Amendment No. 1 to Registration Statement No. 33-29247 on Form S-8;

 8.  Registration Statement No. 33-33076 (the Prospectus constituting a part thereof also applies to Registration Statements No. 33-29029 and No. 33-29030) on Form S-8;

 9.  Amendment No. 1 to Registration Statement No. 33-33043 on Form S-8 and Registration
     Statement No. 33-51471 on Form S-8;

10.  Pre-Effective Amendment No. 1 to Registration Statement No. 33-29031 on Form S-3;

11.  Registration Statement No. 33-35317 on Form S-8;

12.  Registration Statements No. 33-40859 and No. 33-48382 on Form S-8;

13.  Registration Statement No. 33-47151 on Form S-8;

14.  Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 33-47705 on
     Form S-4;

15.  Registration Statement No. 33-57812 on Form S-3;

16.  Registration Statements No. 33-62774 and No. 33-51015 on Form S-8;

17.  Registration Statement No. 33-50237 on Form S-3; and

18.  Registration Statement No. 33-53213 on Form S-8 and Post-Effective Amendment No. 1 to
     Registration Statement No. 33-57667 on Form S-8.
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                                          Ernst & Young LLP

New York, New York
March 30, 1995